Exhibit 10.21D

Execution

Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 18th day of May, 2009, by and among MHI HOSPITALITY CORPORATION, MHI HOSPITALITY, L.P., MHI HOSPITALITY TRS HOLDING, INC., MHI HOSPITALITY TRS, LLC, MHI GP LLC, PHILADELPHIA HOTEL ASSOCIATES LP, BROWNESTONE PARTNERS, LLC, LOUISVILLE HOTEL ASSOCIATES, LLC, TAMPA HOTEL ASSOCIATES LLC, LAUREL HOTEL ASSOCIATES LLC and BRANCH BANKING AND TRUST COMPANY, as Administrative Agent, as Issuing Bank and as a Lender, KEYBANK NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY (collectively referred to herein as the “Lenders”).

R E C I T A L S:

The Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of May 8, 2006, as amended by a certain First Amendment to Credit Agreement dated August 1, 2007, a certain Second Amendment to Credit Agreement dated April 15, 2008, a certain Amendment to Second Amendment to Credit Agreement dated August 15, 2008 and a certain Third Amendment to Credit Agreement dated February 18, 2009 (referred to herein, as so amended, as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

Among other things, the Borrowers and Guarantors have requested the Administrative Agent and the Lenders to amend the Credit Agreement to amend Sections 5.06 and 5.40 of the Credit Agreement as set forth herein.

The Lenders, the Administrative Agent, the Guarantors and the Borrowers desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Calculation of Consolidated Tangible Net Worth. The Borrowers and the Guarantors expressly agree that the negative value of any Hedging Transactions under the Credit Agreement shall not be applied as a credit towards the calculation of Consolidated Tangible Net Worth.

SECTION 3. Amendments. The Credit Agreement is hereby amended as set forth in this Section 3.

SECTION 3.01. Amendment to Section 5.06(a). Section 5.06(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

SECTION 5.06. Restricted Payments. The Borrowers will not declare or make any Restricted Payment during any Fiscal Year, except that:

(a) the Company and the Operating Partnership may declare and make cash distributions to its shareholders and other equity owners, with respect to the final Fiscal Quarter of any Fiscal Year of the Company and the Operating Partnership, provided that (i) such cash distributions shall not exceed the minimum amount required to be distributed for the Company to remain in compliance with Section 5.38 and the Operating Partnership shall make no more than an equivalent per-unit distribution in cash to its equity owners; (ii) no Default or Event of Default shall exist at the time of such cash distributions or arise after giving effect to such cash distributions; (iii) such cash distributions are made without the creation of new Debt and without any amount of a Revolver Advance; (iv) such cash distributions with respect to the final Fiscal Quarter of any Fiscal Year of the Company and the Operating Partnership may be paid in such final Fiscal Quarter or in a Fiscal Quarter in the subsequent Fiscal Year; and (v) with respect to the Fiscal Quarter ending March 31, 2009, the Company and the Operating Partnership’s dividend which was declared on or about April 23, 2009 may be paid on or about June 30, 2009. However, if at any time no Default or Event of Default exists and the Company maintains (i) Liquidity of at least Ten Million Dollars ($10,000,000) and (ii) a minimum Debt Yield of 0.10, then notwithstanding the limitations in (i) through (v) above, the Company may declare and make an additional cash distribution to its shareholders or other equity owners with respect to the final Fiscal Quarter of any Fiscal Year of the Company, so long as the aggregate distributions made for the current Fiscal Year do not exceed 90% of Funds From Operations of the Company on a consolidated basis for the previous Fiscal Year, provided that (x) the Company shall maintain Liquidity of at least Ten Million Dollars ($10,000,000) and a Debt Yield of 0.10 after giving effect to such cash distributions, and (y) no Default or Event of Default shall exist after giving effect to such cash distributions;

SECTION 3.02. Amendment to Section 5.40. Section 5.40 of the Credit Agreement is amended and restated to read in its entirety as follows:

SECTION 5.40. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $47,217,170 plus 50% of the cumulative Net Proceeds of Capital Securities/Conversion of Debt received during any period after December 31, 2005, calculated quarterly.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the fact that the representations and warranties of the Borrowers and Guarantors contained in Section 6 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date; and

(c) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 5. No Other Amendment. Except for the amendments set forth above and those contained in the First Amendment to Credit Agreement dated August 1, 2007 (“First Amendment”), the Second Amendment to Credit Agreement dated April 15, 2008 (“Second Amendment”), the Amendment to Second Amendment to Credit Agreement dated August 15, 2008 (“Amendment to Second Amendment”) and the Third Amendment to Credit Agreement dated February 18, 2009 (“Third Amendment”), the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Fourth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by the First Amendment, the Second Amendment, the Amendment to Second Amendment, the Third Amendment and this Amendment. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement, the First Amendment, the Second Amendment, the Amendment to Second Amendment, the Third Amendment and this Amendment shall be construed together as a single agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrowers and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrowers and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6. Representations and Warranties. The Borrowers and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

(b) The Borrowers and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrowers and Guarantors and constitutes the legal, valid and binding obligations of the Borrowers and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the performance by the Borrowers and Guarantors hereunder does not and will not, as a condition to such execution, delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other Organizational Documents of the Borrowers, or any Guarantor or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrowers, and Guarantors are or may become bound.

(e) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

SECTION 7. Post Fourth Amendment Effective Date Covenants. Within ten (10) days after the Fourth Amendment Effective Date (or such extended period of time as agreed to by the Administrative Agent), the Administrative Agent shall have received from the Loan Parties, in form and substance satisfactory to the Administrative Agent, the following:

(a) an Officer’s Certificate for each Loan Party, signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Amendment, and certifying whether or not any changes to the entity’s Organizational Documents have taken place since February 18, 2009 and a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party.

(b) an opinion of legal counsel to the Loan Parties for the State of Maryland confirming that no amendment is required to the Deed of Trust, Assignment of Leases and Rents, and Fixture Filing recorded on March 24, 2009 in the Land Records of Prince George’s County, Maryland (“Maryland Deed of Trust”) as a result of this Amendment in order to continue the legal effect and enforceability of the Maryland Deed of Trust.

SECTION 8. Counterparts; Governing Law. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 9. Effective Date. This Amendment shall be effective as of May 18, 2009 (the “Fourth Amendment Effective Date”).

SECTION 10. Expenses. The Borrowers and Guarantors agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

SECTION 11. Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 12. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Notes and the Loans made and Letters of Credit issued under the Credit Agreement as hereby amended. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 13. Amendment Fee. On the date hereof, the Borrowers and Guarantors shall pay to the Administrative Agent for the ratable account of each approving Lender an amendment fee in an amount equal to the product of: (i) the amount of such Lender’s Revolver Commitment, times (ii) 0.05%.

SECTION 14. Waiver and Release. The Borrowers have delivered to the Lenders a Compliance Certificate for the Company’s Fiscal Quarter ending March 31, 2009. Based upon such information, the Lenders hereby waive compliance by the Borrowers, and waive any Default or Event of Default that may have arisen, in connection with the covenant contained within Section 5.40 of the Credit Agreement for the Company’s Fiscal Quarter ending March 31, 2009. This waiver does not operate as a waiver of any Credit Agreement provision other than as set forth above with respect to Section 5.40 and does not operate with regard to any other prior or future Fiscal Quarter of the Company.

Each Lender has been informed by the Administrative Agent or by the Borrower of the waiver set forth in this Section 14 and has been afforded an opportunity to consider the same. Each Lender has been supplied by the Borrowers or the Administrative Agent, to the extent requested, with sufficient information to enable such Lender to make an informed decision with respect to the waiver set forth in this Section 14.

The Borrowers and the Guarantors acknowledge that, except as waived in this Section 14, all of the rights, powers and remedies vested in the Lenders under the Credit Agreement continue to exist, and that the Lenders remain free to exercise any of the their rights, powers and remedies under the Credit Agreement at any time subject only to the terms, conditions and limitations set forth in the Credit Agreement and under applicable Law.

The waiver set forth in this Section 14 is limited to the matters set forth herein. Except as set forth in this Section 14, no past, present or future failure of the Lenders to exercise any rights, powers or remedies under the Credit Agreement or any other Loan Document shall operate as or be construed to be a waiver of (i) any right, power or remedy of the Lenders or (ii) any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. The Lenders may, subject to the waiver set forth in this Section 14 and any limitations contained in the Credit Agreement and the other Loan Documents and applicable Law, exercise any such right, power or remedy at any time. Furthermore, nothing in this Section 14 shall be deemed to limit, estop or otherwise restrict or prohibit the Lenders from exercising any of their rights or remedies under the Credit Agreement, any other Loan Document, or under applicable Laws or principles of equity with respect to the occurrence of any Default or Event of Default other than those expressly waived in this Section 14, all of which rights and remedies are specifically hereby reserved. The waiver set forth in this Section 14 shall not constitute a course of dealing or a waiver of the Lenders’ right to withhold their consent for any similar request in the future.

Each of the Borrowers and the Guarantors acknowledge, represent and agree that none of the Borrowers or the Guarantors have any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Advances or with respect to any acts or omissions of the Administrative Agent or any Lender, or any past or present officers, agents or employees of the Administrative Agent or any Lender, and each of the Borrowers and the Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

MHI HOSPITALITY CORPORATION

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI HOSPITALITY, L.P.

By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI HOSPITALITY TRS HOLDING, INC.

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI HOSPITALITY TRS, LLC a Delaware limited liability company

By:	MHI Hospitality TRS Holding, Inc.,
A Maryland Corporation, its sole member

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

MHI GP LLC

By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

PHILADELPHIA HOTEL ASSOCIATES LP

By:	MHI GP LLC, General Partner
By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

BROWNESTONE PARTNERS, LLC

By:	MHI Hospitality, LP, its sole member
By:	MHI Hospitality Corporation, General Partner

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Chief Operating Officer

LOUISVILLE HOTEL ASSOCIATES, LLC

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Manager

TAMPA HOTEL ASSOCIATES LLC

By:	/s/ David R. Folsom	(SEAL)
Name:	David R. Folsom
Title:	Manager

LAUREL HOTEL ASSOCIATES LLC

By:	MHI Hospitality, L.P., its Member

	By:	MHI Hospitality Corporation, its General Partner

		By:	/s/ David R. Folsom	(SEAL)
		Name:	David R. Folsom
		Title:	Chief Operating Officer

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BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Michael F. Skorich	(SEAL)
Name:	Michael F. Skorich
Title:	Senior Vice President

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ Andrew K. McKown	(SEAL)
Name:	Andrew K. McKown
Title:	Vice President

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MANUFACTURERS AND TRADERS TRUST
COMPANY

By:	/s/ Jeffrey Prather	(SEAL)
Name:	Jeffrey Prather
Title:

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